                                                                    EXHIBIT 10.9

THIS AGREEMENT (the "AMENDMENT AGREEMENT") is entered into on 30th September, 2002 among:

(1) HARVEST NATURAL RESOURCES, INC., a corporation organised and existing under the laws of State of Delaware in the United States of America, with its registered office at Corporation Trust Centre, 1209 Orange Street, Wilmington, Delaware 19801, County of Newcastle (the "PLEDGOR"), represented by Dr. Peter Hill, President and Chief Executive Officer;

(2) EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT, an international finance institution with its headquarters at One Exchange Square, London EC2A 2JN, United Kingdom ("EBRD"); and

(3) INTERNATIONAL MOSCOW BANK, a Closed Joint Stock Company organised and existing under the laws of the Russian Federation and located at 119034, Prechistenskaya Embankment, Moscow, the Russian Federation represented by the Mr. Yu. V. Tverskoy, the member of its management board, acting on the basis of the Charter and Mr. A. V. Popov, the Chief Accountant, acting on the basis of the Federal Law No. 129-FZ on Accounting dated 21st November, 1996 (as amended) ("IMB").

RECITALS:

(A) Pursuant to a credit agreement dated 21st November, 1996 between EBRD and Limited Liability Company "Geoilbent" (formerly - Limited Liability Company Joint Venture "Geoilbent Limited"), a legal entity organised and existing under the laws of the Russian Federation, located at Purpe Township, Purovsky District, Yamalo-Nenetsky Autonomous Region, Russian Federation (the "COMPANY") (as amended from time to time, the "EBRD CREDIT AGREEMENT") EBRD agreed to lend to the Company on a revolving basis an amount not to exceed US$55,000,000;

(B) Pursuant to a credit agreement dated 9th April, 1997 between IMB and the Company (as amended from time to time, the "IMB CREDIT AGREEMENT") IMB agreed to lend to the Company on a revolving basis an amount not to exceed US$10,000,000;

(C) On or about 23rd June, 1997, Benton Oil and Gas Company, EBRD and IMB entered into the Agreement for Pledge of Shares in the Company (the "ORIGINAL PLEDGE OF SHARES") pursuant to which the Pledgor has agreed to pledge to EBRD and IMB the Pledged Assets (as defined therein) as security for the fulfilment of the Company's obligations under the EBRD Credit Agreement;

(D) On 19th February, 2002, the Board of Directors of Benton Oil and Gas Company has resolved to change its name to Harvest Natural Resources, Inc.;

(E) On or prior to the date of this Amendment Agreement, the Company has repaid to IMB all amounts owing to IMB under the IMB Credit Agreement;

(F) On 23rd September, 2002, the Company and EBRD have amended and restated the EBRD Credit Agreement (the "AMENDED AND RESTATED EBRD CREDIT AGREEMENT") to provide for, among other things, an increase in the amount available to the Company to be drawn thereunder;

(G) To reflect the matters set out in recitals (D), (E) and (F) above, the parties to this Amendment Agreement have agreed to amend the Original Pledge of Shares on the terms and conditions set out in this Amendment Agreement. For convenience, the parties have agreed to hereby specify the provisions of the Original Pledge of Shares, as so amended, in restated form as set out in the Schedule hereto;

(H) The amendments to the Original Pledge of Shares to be made pursuant to this Agreement shall be effective from the Effective Date (as defined below) and the Original Pledge of Shares remains in full force and effect except, from the Effective Date, as amended pursuant to this Agreement.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1      DEFINITIONS

         In this Amendment Agreement, unless the contrary intention appears or the context otherwise requires:

         "AMENDED AND RESTATED PLEDGE OF SHARES"

         means the Original Pledge of Shares, as amended and restated by this Amendment Agreement, in the form of Schedule 1 (Restated Pledge of Shares).

         "EBRD CREDIT AGREEMENT AMENDMENT AGREEMENT"

         means the agreement dated 23rd September, 2002 between the Company and EBRD pursuant to which the Company and EBRD have agreed to amend and restate the EBRD Credit Agreement.

         "EFFECTIVE DATE"

         has the meaning given to it in the EBRD Credit Agreement Amendment Agreement.

         "PARTIES"

         means the parties to this Amendment Agreement and "PARTY" means a party to this Amendment Agreement.

1.2      INTERPRETATION

         Unless otherwise defined in this Amendment Agreement, capitalised terms used in this Amendment Agreement shall have the meaning given to them in the Amended and Restated EBRD Credit Agreement.

1.3      INCORPORATION

         The provisions of Clause 1.3 (Construction), Clause 13 (Miscellaneous), Clause 14 (Notices), Clause 15 (Counterparts), Clause 17 (Governing Law and Dispute Resolution) other than subclause (c) thereof and Clause 19 (Severability) of the Original Pledge of Shares shall apply to this Amendment Agreement as if the same had been set out in full herein.

2.       AMENDMENT, CONFIRMATION AND DESIGNATION

2.1      EFFECTIVE DATE

         With effect on and from the Effective Date, the Original Pledge of Shares shall be deemed to be amended such that the provisions of the Original Pledge of Shares, as so amended, will be as set forth in the Schedule to this Agreement.

2.2      DESIGNATION

         The Parties hereby confirm that this Amendment Agreement and the Amended and Restated Pledge of Shares shall each constitute a Financing Agreement for the purposes of the Amended and Restated EBRD Credit Agreement.

3.       REPRESENTATIONS AND WARRANTIES

         The Pledgor makes the following representations and warranties to EBRD:

         (a) It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Amendment Agreement and the transactions contemplated hereby.

         (b) This Amendment Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

         (c) The entry into and performance by it of, and the transactions contemplated by, this Amendment Agreement do not:

                  (i) conflict with any law or regulation or judicial or official order applicable to it; or

                  (ii)     conflict with the constitutional documents of it; or

                  (iii)    conflict with any document which is binding on it.

         (d) All material authorisations required in connection with the entry into, performance, validity and enforceability of and the transactions contemplated by this Amendment Agreement have been obtained or effected (as appropriate) and are in full force and effect.

         (e) The Pledgor shall also be deemed to make the representations and warranties in the same terms as set out in Clause 4 of the text of the Amended and Restated Pledge of Shares appended in the Schedule hereto on the date of this Amendment Agreement and on the Effective Date.

         (f) The Pledgor acknowledges that it has made the representations and warranties contained in paragraphs (a)-(e) of this Clause 3 above with the intention of inducing the EBRD to enter into this Amendment Agreement and that EBRD has entered into this Amendment Agreement on the basis of, and in full reliance on, each of such representations and warranties. The Pledgor warrants to EBRD that each of such representations and warranties is true and correct and that none of them omits any matter the omission of which makes any of such representations and warranties misleading.

4.       GOVERNING LAW

         This Amendment Agreement is governed by Russian law.

This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.

                                   SCHEDULE 1

                            RESTATED PLEDGE OF SHARES





               AGREEMENT FOR PLEDGE OF SHARES IN LIMITED LIABILITY
                               COMPANY "GEOILBENT"




                              DATED 23RD JUNE, 1997
                 AS AMENDED AND RESTATED ON 30TH SEPTEMBER, 2002




                                     BETWEEN




                         HARVEST NATURAL RESOURCES, INC.



                                       AND



                EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT














                                  ALLEN & OVERY
                                 LEGAL SERVICES
                                     MOSCOW

                                    CONTENTS

CLAUSE                                                                                                    PAGE
1.       Definitions and Interpretation.......................................................................7
2.       Creation of Share Pledge.............................................................................9
3.       Preservation of Security............................................................................10
4.       Representations, Warranties and Undertakings........................................................11
5.       Documents and Registration..........................................................................13
6.       Powers of Pledgor...................................................................................13
7.       Levy of Execution...................................................................................13
8.       Application of Proceeds.............................................................................15
9.       Expenses and Compensation...........................................................................15
10.      Delegation..........................................................................................15
11.      Release.............................................................................................16
12.      Further Assurance...................................................................................16
13.      Miscellaneous.......................................................................................16
14.      Notices.............................................................................................16
15.      Counterparts........................................................................................17
16.      Waiver; Remedies Cumulative.........................................................................17
17.      Governing Law and Dispute Resolution................................................................17
18.      Successors and Assigns..............................................................................18
19.      Severability........................................................................................18

SCHEDULES

1.       Power of Attorney...................................................................................19
2.       Procedure for the Levy of Execution.................................................................21

SIGNATORIES..................................................................................................23

THIS SHARE PLEDGE AGREEMENT is made on 23rd June, 1997 as amended and restated by the Amendment Agreement dated 30th September, 2002, entered into BETWEEN:

(1) HARVEST NATURAL RESOURCES, INC., a corporation organised and existing under the laws of State of Delaware in the United States of America, with its registered office at Corporation Trust Centre, 1209 Orange Street, Wilmington, Delaware 19801, County of Newcastle (the "PLEDGOR"), represented by Dr. Peter Hill, President and Chief Executive Officer; and

(2) EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT, an international finance institution with its headquarters at One Exchange Square, London EC2A 2JN, United Kingdom (the "PLEDGEE"),

         (the Pledgor and the Pledgee are hereinafter sometimes together referred to as the "PARTIES" and separately as a "PARTY").

RECITALS:

(A) The Company (as defined below) has entered into the Amended and Restated EBRD Credit Agreement (as defined below) with the Pledgee under which the Pledgee have agreed to make available to the Company revolving credit facilities for the purpose of financing the Project.

(B) The Pledgor owns a participation interest in the Company, which is equal to 34% of the charter capital of the Company with a nominal value of 21,405,639 roubles and is named in the Charter (as defined below) as the holder of that participation interest of the Company.

(C) It is a condition precedent to the availability of the revolving credit facilities under the Amended and Restated EBRD Credit Agreement that the Pledgor enters into this Agreement.

IT IS AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Agreement:

         "CHARTER"

         means the Amended and Restated Charter of the Limited Liability Company "Geoilbent" dated 9th January, 2002 (as can be subsequently amended in accordance with Russian law).

         "COMPANY"

         means a Limited Liability Company "Geoilbent ", a company duly organised and existing under the laws of the Russian Federation. For the purposes of Article 55 of the Law on Pledge (as defined below), the Company is the debtor of the Pledgor, i.e., bears certain obligations vis a vis the Pledgor by virtue of the Pledgor's ownership of the Participation Interest (as defined below).

         "CIVIL CODE"

         means Part 1 of the Civil Code of the Russian Federation which came into effect on 1st January, 1995, Part 2 of the Civil Code of the Russian Federation which came into effect on 1st March, 1996 and Part 3 of the Civil Code of the Russian Federation which came into effect on 1st March, 2002.

         "AMENDED AND RESTATED EBRD CREDIT AGREEMENT"

         means the agreement between EBRD and the Company dated 21st November, 1996, as amended and restated on 23rd September, 2002 by the Amended and Restated EBRD Credit Agreement under which the Pledgee agrees to make available to the Company a revolving credit facility for the purpose of financing the Project.

         "FINANCING COSTS"

         means the aggregate of all interest, fees (including the Pledgee's fees and the Pledgee's legal and consultation fees), principal, premia, charges, commissions, costs and expenses in each case accrued or payable by the Company under the Financing Agreements.

         "GENERAL DIRECTOR"

         has the meaning ascribed to that term in the Charter.

         "GENERAL MEETING OF PARTICIPANTS"

         has the meaning ascribed to that term in the Charter.

         "LAW ON PLEDGE"

         means the Law No. 2872-1 "On Pledge" dated 29th May, 1992 (as amended).

         "PARTICIPANTS"

         has the meaning ascribed to that term in the Charter, and "PARTICIPANT" means any one of them.

         "PLEDGED ASSETS"

         means the Shares and all rights, assets or property referred to in subclause 2(a) below.

         "SECURED LIABILITIES"

         means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of the Company to the Pledgee under each Financing Agreement to which it is a party.

         "SECURITY PERIOD"

         means the period beginning on the date of this Agreement and ending on the date when the Pledgee is satisfied that all the Secured Liabilities have been unconditionally and irrevocably paid in full.

         "SHARES"

         means 34% of the total participation interests in the Company with a nominal value of 21,405,639 Roubles held by the Pledgor.

1.2      INTERPRETATION

         Save as expressly defined herein, capitalised terms defined in the Amended and Restated EBRD Credit Agreement shall have the same meanings in this Agreement as in the Amended and Restated EBRD Credit Agreement.

1.3      CONSTRUCTION

(a) Section 1.02 of the Amended and Restated EBRD Credit Agreement shall apply to this Agreement as if the same had been set out in full herein.

(b) All Schedules, supplements and amendments to this Agreement shall form an integral part of this Agreement.

(c) In this Agreement, unless a contrary intention appears, a reference to a "certified copy" is a reference to a copy of a document signed by the President or such other officer of the Pledgor duly authorised by the President with a statement from the President or such other officer that the document is a true and complete copy of the original, which has not been amended, modified or cancelled and is in full force and effect.

2.       CREATION OF SHARE PLEDGE

(a) The Pledgor pledges, and agrees to pledge to the Pledgee as security for the fulfilment of all the Secured Liabilities:

         (i) the Shares and all rights related to the Shares under Russian law, the Company's constitutional documents and the decisions of the Company's management bodies;

         (ii) all other securities, rights, assets or property accruing or offered at any time (whether by way of redemption, preference, option rights or otherwise), to or in respect of the Shares or in substitution or exchange for or otherwise derived from the Shares; and

         (iii) all dividends, interest or other income paid or payable after the date of this Agreement on all or any of the Shares and other securities, rights, assets or property as specified in this clause.

         The Parties agree that the value of the Pledged Assets shall be $49,014,762.

(b) For the purposes of Article 338 of the Civil Code and Article 5 of the Law on Pledge the Pledged Assets shall be deemed to remain with the Pledgor.

(c) For the purposes of Article 339 of the Civil Code and Article 10 of the Law on Pledge, the aggregate value of the Secured Liabilities shall be $65,000,000 of principal together with all Financing Costs and all other amounts recoverable under a pledge in accordance with Russian legislation.

(d) The security constituted by this Agreement is a first ranking security. Subject to the terms of this Agreement, the Pledgor grants the Pledgee the right to levy execution upon the Pledged Assets and receive preferential satisfaction from the value of the Pledged Assets before other creditors of the Pledgor and other Pledgee and mortgagees of the property and/or rights belonging to the Pledgor, subject to the requirements of Russian legislation.

(e) The establishment of the pledge under this Agreement shall be notified to the Company by the Pledgor within [5] days from its creation and the Pledgor shall procure that the Company shall within seven days of receiving notification of the establishment of the pledge notify the Pledgee, that it has received notification of the establishment of the pledge and that it has received no prior notice of a pledge over the Pledged Assets or any part thereof.

(f) The Pledgor, at its own expense, shall take whatever actions the Pledgee may require for establishing or maintaining the pledge created by this Agreement and facilitating the exercise of any right, power or discretion exercisable by the Pledgee in respect of this Agreement or the Pledged Assets.

(g) The Pledgor shall, at its own expense, register this Agreement at all appropriate registries in accordance with all applicable laws of [the Pledgor's country of incorporation], for the purpose of perfecting the security created under this Agreement.

3.       PRESERVATION OF SECURITY

(a)      The security constituted by this pledge:

         (i) shall be a continuing security, shall only be satisfied by the satisfaction of the Secured Liabilities in accordance with the Amended and Restated EBRD Credit Agreement and shall not be satisfied by any intermediate payment by the Company to the Pledgee or satisfaction of any part of the Secured Liabilities;

         (ii) shall be in addition to and shall not be affected by any other security now or subsequently held by the Pledgee for all or any of the Secured Liabilities; and

         (iii) shall remain in force during any reorganisation, liquidation or insolvency (bankruptcy) of the Pledgor or the Company.

(b) The obligations of the Pledgor under the security constituted by this Agreement shall not be affected by any act, omission or circumstances which, but for this provision, might operate to release or otherwise exonerate the Pledgor from its obligations under this Agreement or affect such obligations, including (but without limitation) and whether or not known to the Pledgor or the Pledgee:

         (i) any time or indulgence granted to or composition with the Company or any other person;

         (ii) the variation, extension, compromise, renewal or release of, or refusal or neglect to perfect or enforce, any terms of any of the Financing Agreements or any rights or remedies against, or any security granted by, the Company or any other person;

         (iii) any irregularity, invalidity or unenforceability of any obligations of the Company under any of the Financing Agreements or any present or future law or order of any government or authority (whether of right or in fact) purporting to reduce or otherwise affect any of such obligations with the result that the Pledgor's obligations under this Agreement and this security shall remain in full force and this Agreement shall be construed accordingly as if there were no such irregularity, unenforceability, invalidity, law or order; or

         (iv) any legal limitation, disability, incapacity or other circumstances relating to the Company or any other person or any amendment to or variation of the terms of any of the Financing Agreements or any other document or security.

(c) The Pledgor waives any right it may at any time have or acquire of first requiring the Pledgee to proceed against or claim payment from the Company or enforce any other security before enforcing this Agreement.

(d) The Pledgor shall not by virtue of any payment made, or security realised, hereunder:

         (i) be entitled or claim to rank as creditor in the bankruptcy, liquidation or dissolution of the Company in competition with the Pledgee; or

         (ii) receive, claim or have the benefit of any payment or distribution from or on account of the Company or exercise any right of set-off as against the Company or claim the benefit of any security or monies held by or for the account of the Pledgee and the Pledgee shall be entitled to apply such security and monies as it sees fit.

4.       REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

4.1      SHARES

         The Pledgor represents and warrants that:

         (a)      the Shares are fully paid for;

         (b) the Pledgor has sole and legally valid title and right of ownership to the Shares and any other Pledged Assets; and

         (c) the Shares and any other Pledged Assets are free from any Lien other than that created in favour of the Pledgee.

4.2      AUTHORITY AND LEGAL VALIDITY

         The Pledgor represents and warrants and covenants that:

         (a) the Pledgor has the power to enter into and perform and has taken all necessary action to authorise the entry into and performance and delivery of this Agreement and the transactions contemplated hereby;

         (b) a resolution of the General Meeting of Participants has approved the pledge of the Pledged Assets in accordance with this Agreement and neither the Company nor its Participants are required to provide any other consent or approval in relation to the pledge of the Pledged Assets under the constitutional documents of the Company or otherwise;

         (c) the Company's constitutional documents do not contain a prohibition of voting on behalf of the Participant on the basis of the power of attorney or otherwise pursuant to the rights granted to the Pledgee under this Agreement at a General Meeting of Participants nor any other provisions which might adversely affect the execution and performance of this Agreement by it or the enforceability of this Agreement by the Pledgee;

         (d) there are no agreements, arrangements, provisions, stipulations, conditions, rights or any other circumstances that may in any way adversely affect the Pledged Assets other than the Financing Agreements and the Project Agreements;

         (e) the Company and the Pledgor have received no notification that any third person contests or claims the ownership rights to the Pledged Assets;

         (f) the execution and delivery and the performance of this Agreement will not violate any applicable law or regulation, or any order or decree of any court, or any provision of the charter of the Company or the Pledgor, or constitute a default under any agreement or other instrument to which the Company or the Pledgor are parties;

         (g) the Pledgor will defend the Pledged Assets against all claims and demands of all persons at any time claiming the same or interest therein;

         (h) the Pledgor shall immediately provide the Pledgee with any information related to the Pledged Assets upon the written request of the Pledgee;

         (i) the Shares represent and will continue to represent 34 per cent. of the total participation interests of the Company; and

         (j) the Pledgee shall have the right, at any time when it thinks necessary, to act as a third party in any judicial or arbitration proceeding on any dispute in relation to the Pledged Assets.

4.3      RESTRICTIONS ON DEALING

(a)      The Pledgor shall not without the prior written consent of the Pledgee:

         (i) except as permitted by the Shareholders Support Agreement, sell, transfer or dispose of or assign, alienate, pledge or otherwise encumber the whole or any part of the Shares of the Company or any other Pledged Assets to or in favour of anyone other than the Pledgee;

         (ii) take or permit the taking of any action whereby the rights attaching to any of the Pledged Assets are terminated, altered or diluted or any securities are issued by the Company;

         (iii) make changes or redeem, or permit changes to be made or any redemption to occur, to the charter capital of the Company; or

         (iv) vote at the General Meeting of Participants with the Shares, give any consent, waiver or ratification in respect thereof or exercise its other rights as a Participant of the Company in any manner so as to authorise any corporate action which would adversely affect, or be prohibited by or contrary to, any of the provisions of any Financing Agreement or Project Agreement.

(b) Unless the Pledgee otherwise agrees in writing, the Pledgor hereby agrees, subject to this Agreement:

         (i) to retain the legal and beneficial title to all rights, title and right of ownership and interest in the Shares representing 34 per cent. of the charter capital of the Company, for so long as the Pledgor and the Company shall have any outstanding obligations under the Financing Agreements or the Shares of the Company owned by the Pledgor remain pledged to the Pledgee pursuant to this Agreement, whichever is longer; and

         (ii) to exercise its voting rights in any General Meeting of Participants of the Company in such a manner as to cause the Company at all times to comply with all of its obligations under the Financing Agreements and the Project Agreements.

4.4      CO-OPERATION

         The Pledgor shall provide, and shall procure that the Company shall provide, all assistance and co-operation as the Pledgee may require in order to obtain any necessary consent, approval or other clearance from any government body including the Ministry of the Russian Federation on Antimonopoly Policy and Support of Entrepreneurship, for the implementation of this Agreement, including without limitation, the provisions of Clause 7 (Levy of Execution).

5.       DOCUMENTS AND REGISTRATION

         The Pledgor shall:

         (a) immediately deposit with the Pledgee notarised copies of all documents evidencing its entitlement to the Shares; and

         (b) immediately on receipt of any document evidencing any entitlement to any further or other Pledged Assets deposit the notarised copy of such document with the Pledgee.

6.       POWERS OF PLEDGOR

         Unless and until an Event of Default or a Potential Event of Default occurs:

         (a) the Pledgor shall be entitled to receive all dividends, interest and income from the Shares; and

         (b) subject to Clause 4.3, vote the Shares and give consents, waivers and satisfactions in respect thereof and exercise its other rights as a Participant of the Company.

7.       LEVY OF EXECUTION

7.1      LEVY OF EXECUTION

(a) Subject to sub-clause (e) below, if an Event of Default occurs under the Amended and Restated EBRD Credit Agreement the Pledgee shall, in accordance with the procedure established by Russian law, be entitled to levy execution on the Pledged Assets with all powers permitted by law or this Agreement including, but without limitation:

         (i) to sell all or any part of the Pledged Assets in any manner permitted by law upon such terms as the Pledgee shall in their absolute discretion determine in accordance with the procedures established by the Pledgee pursuant to Schedule 2 (Procedure for the Levy of Execution); and

         (ii) to collect, recover or compromise and to give a good discharge for any monies payable to the Pledgor in respect of the Pledged Assets.

(b) The Pledgee shall not be obliged to sell the Pledged Assets for more than the value of the Secured Liabilities specified in subclause 2(c) of this Agreement and if no offers are received at that price, may sell the Pledged Assets for less.

(c) If the proceeds of sale of the Pledged Assets are not sufficient to discharge the Secured Liabilities in full, the Pledgee shall have the right to realise the outstanding amount from any other property of the Company.

(d) If the proceeds from the sale of the Pledged Assets exceed the amount of the Secured Liabilities, the difference shall be returned to the Pledgor.

(e) If, at any time before the sale of the Pledged Assets through the procedure established by this Agreement and Russian law, the Pledgor establishes to the satisfaction of the Pledgee that the Event of Default has been remedied, the Pledgee shall terminate any enforcement action being taken in accordance with sub-clauses (a) to (d) above and the Pledgor shall indemnify and reimburse the Pledgee for any and all claims, costs and expenses made against or incurred by the Pledgee as a result of taking such enforcement action and as a result of terminating such enforcement action.

7.2      POWERS OF THE PLEDGEE

(a) At any time after the occurrence of an Event of Default or Potential Event of Default under the Amended and Restated EBRD Credit Agreement, and without any further consent or authority on the part of the Pledgor, the Pledgee may exercise instead of the Pledgor at its absolute discretion (in the name of the Pledgor) in respect of any of the Pledged Assets any voting rights and any other powers or rights which may be exercised by the person or persons who is the holder or bearer of the Pledged Assets except, in the case of a Potential Event of Default, the powers and rights set out in Clause 7.1. If the Pledgee take any such action as is referred to in this Clause 7.2 it will give notice to the Pledgor as soon as practicable.

(b) The Pledgor shall prior to the date of the first disbursement under the Amended and Restated EBRD Credit Agreement grant the Pledgee a Power of Attorney in the form set out in Schedule 1 to exercise the above rights of a Participant of the Company and with full powers of substitution. The Power of Attorney shall be issued for a period of three years from its date of execution and shall be executed by the Pledgor in the English language substantially in the form set out in Schedule 1 to this Agreement, shall be notarised and apostilled (or legalized) in the country of its preparation, after which it shall be translated into the Russian language, which translation shall be notarised by a notary public in Russia.

(c) The Pledgor agrees that it shall, no later than three months prior to the expiry of the Power of Attorney referred to in paragraph (b) above, issue to the Pledgee a replacement power of attorney in a form and substance satisfactory to the Pledgee (including an obligation to provide a replacement power of attorney on its expiry). Failure to do so or the revocation of the Power of Attorney or any replacement power of attorney shall, for the purposes of this Agreement, be considered as an Event of Default under the Amended and Restated EBRD Credit Agreement.

(d) If the Pledgor refuses to issue the above Power of Attorney or the above replacement power of attorney on its expiry, the Pledgor shall compensate the Pledgee or any other person appointed by the Pledgee for all losses incurred due to such a refusal.

(e) The Pledgor agrees that the Pledgee shall not incur any liability in connection with or arising from the lawful exercise of the Power of Attorney or of the rights transferred to the Pledgee pursuant to this Clause 7.2.

(f) The Pledgor hereby undertakes from time to time and at all times to compensate the Pledgee against all costs, claims, expenses and liabilities howsoever incurred by the Pledgee in connection with the Power of Attorney and further undertakes to ratify and confirm whatsoever the Pledgee shall lawfully do or cause to be done in or by virtue of the Power of Attorney.

8.       APPLICATION OF PROCEEDS

         All monies received by the Pledgee in respect of the Pledged Assets after this security has become enforceable shall be applied by the Pledgee in or towards payment of the Secured Liabilities in such order as the Pledgee sees fit (but without prejudice to the rights of the Pledgee to recover any shortfall from the Company).

9.       EXPENSES AND COMPENSATION

(a) The Pledgor shall compensate the Pledgee, and/or any attorney, manager, agent or other person appointed by the Pledgee on demand for all charges and expenses (including legal and notarial fees and expenses) incurred in the negotiation, preparation, execution and enforcement of this Agreement and all waivers, discharges, amendments and other documents in connection with it.

(b) The Pledgor will pay or procure the payment when due of all present and future registration fees, stamp duties and other imposts or transaction taxes in relation to this Agreement and keep the Pledgee compensated against any failure or delay in paying them.

(c) The Pledgee shall not be liable for any losses arising in connection with the lawful exercise or purported exercise of any of its rights, powers or discretions under this Agreement.

10.      DELEGATION

(a)      The Pledgee may at any time or times:

         (i) delegate to any person or persons all or any of its rights, powers and discretions under this Agreement on such terms (including power to subdelegate) as it sees fit; and

         (ii) employ agents, employees, advisers and others on such terms as the Pledgee sees fit for any of the purposes set out in this Agreement.

(b) The Pledgee shall not be in any way liable or responsible to the Pledgor for any loss or liability arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate except where such delegate or sub-delegate acts unlawfully.

11.      RELEASE

         Upon the full payment of all sums which may be or become payable under the Financing Agreements and the full performance of the Secured Liabilities under such agreements to the Pledgee, the pledge constituted by this Agreement shall be terminated and the Pledgee shall at the request and expense of the Pledgor forthwith deliver to the Pledgor any evidence of such termination and release of the Pledged Assets from the pledge, and take such other actions, as the Pledgor may require in order to terminate the pledge constituted by this Agreement.

12.      FURTHER ASSURANCE

         The Pledgor shall upon the request of the Pledgee promptly, at its own expense, execute and deliver any and all such further instruments and documents as the Pledgee may deem desirable for the purpose of satisfaction of its claims under this Agreement and Amended and Restated EBRD Credit Agreement from the value of the Pledged Assets and obtaining the full benefit of this Agreement and of the rights and powers granted under it.

13.      MISCELLANEOUS

         This Agreement and the other Financing Agreements shall contain the entire agreement between the Pledgee and the Pledgor with respect to the subject matter hereof. It supersedes all previous agreements and understandings between the Pledgee and the Pledgor with respect thereto and may not be modified except by an instrument in writing signed by the duly authorised representative of the Pledgee and the Pledgor.

14.      NOTICES

         Any notice or other communication to be given or made under this Agreement to the Pledgor or the Pledgee shall be in writing. Such notice or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, airmail, telex or telefax to the party to which it is required or permitted to be given or made at such party's address specified below or at such other address as such party shall have designated by notice to the party giving or making such notice or other communication.

         PLEDGOR:     Harvest Natural Resources, Inc.
                      15835 Park Ten Place Drive, Suite 115
                      Houston, Texas 77019
                      U.S.A.

                      Attention:       Chief Financial Officer

                      Fax:             (+1) (281) 579 6702

         PLEDGEE:     EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

                      Attention:       Operation Administration Unit
                                       One Exchange Square
                                       London EC2A 2JN
                                       United Kingdom

                      Telex:           881 2161 EBRD LG
                      Fax:             (+44) (207) 338 6100

15.      COUNTERPARTS

         This Agreement may be executed in any number of counterparts in the English language each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

16.      WAIVER; REMEDIES CUMULATIVE

         The rights of each party under this Agreement:

         (a) are cumulative and not exclusive of its rights under the applicable law; and

         (b)      may be waived only in writing and specifically.

         Delay in exercising or non-exercise of any such right is not a waiver of that right.

17.      GOVERNING LAW AND DISPUTE RESOLUTION

(a) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the UNCITRAL Arbitration Rules as at present in force. There shall be one arbitrator, and the appointing authority shall be the London Court of International Arbitration. Where the UNCITRAL Arbitration Rules do not provide for a particular situation, the arbitral tribunal shall, in its absolute discretion, determine what course of action should be followed and the arbitral tribunal's decision shall be final. The place of arbitration shall be London, England, and the English language shall be used throughout the arbitral proceedings. Except as provided in subclause
         (b) of this Clause the parties waive their rights to any form of appeal or recourse from such arbitral proceedings to a court of law or other judicial authority. The arbitral tribunal shall not be authorised to take or provide, and the Pledgor shall not be authorised to seek from any judicial authority, any interim measures of protection or any pre-award relief against the Pledgee, any provisions of the UNCITRAL Arbitration Rules notwithstanding. The arbitral tribunal shall have authority to consider and include in any proceeding, decision or award, any dispute properly brought before it by the Pledgee (but no other party) insofar as such dispute arises out of this Agreement but, subject to the foregoing, no other parties or other disputes shall be included in, or consolidated with, the arbitral proceedings. In any arbitral proceeding, the certificate of the Pledgee as to any amount due to the Pledgee under any of the Financing Agreements shall be prima facie evidence of such amount.

(b) Notwithstanding subclause (a) of this Clause, this Agreement, and any rights of the Pledgee arising out of or relating to this Agreement may, at the option of the Pledgee, be enforced by the Pledgee in the courts of the Russian Federation or England or in any other courts having jurisdiction. The Pledgor hereby irrevocably submits to the jurisdiction of the courts of England with respect to any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity hereof. The Pledgor hereby irrevocably designates, appoints and empowers Law Debenture Corporate Services Limited at its registered office (being 5th floor, 100 Wood Street, EC2V 7EX, London, England) to act as its authorised agent to receive service of process and any other legal summons in England for purposes of any such action or proceeding. The Pledgor hereby irrevocably consents to the service of process or any other legal summons out of such courts by mailing copies thereof by registered airmail postage prepaid to its address specified herein. The Pledgor covenants and agrees that, so long as it has any obligations under this Agreement, it shall maintain a duly appointed agent to receive service of process and any other legal summons in any legal action or proceeding brought by the Pledgee in England in respect of this Agreement and shall keep the Pledgee advised of the identity and location of such agent. Nothing herein shall affect the right of the Pledgee to serve process upon the Pledgor in any manner authorised by the laws of any relevant jurisdiction.

(c) This Agreement shall be governed by and construed in accordance with the substantive law of the Russian Federation.

(d) Nothing in this Clause shall be construed as a waiver renunciation or other modification of the privileges immunities and exemptions of the Pledgee accorded under the Agreement Establishing the European Bank for Reconstruction and Development, international convention or any applicable laws.

18.      SUCCESSORS AND ASSIGNS

         This Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that the Pledgor may not assign or otherwise transfer all or any part of its rights or obligations under this Agreement without the prior consent of the Pledgee.

19.      SEVERABILITY

         If any provision of this Agreement is prohibited or unenforceable in any jurisdiction in relation to any party hereto, such a prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction or in relation to any of the other parties hereto.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

                                   SCHEDULE 1

                  TO BE TYPED ON THE LETTERHEAD OF THE COMPANY

                                POWER OF ATTORNEY


This Power of Attorney is issued on [ ] in [ ], by HARVEST NATURAL RESOURCES, INC. (the "PLEDGOR"), a corporation organised and existing under the laws of State of Delaware in the United States of America, with its registered office at Corporation Trust Centre, 1209 Orange Street, Wilmington, Delaware 19801, County of Newcastle and which is a Participant of Limited Liability Company "Geoilbent" (the "COMPANY") in favour of the EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT (the "PLEDGEE").

This Power of Attorney is granted pursuant to subclause 7.2 (Powers of the Pledgee) of the agreement for pledge of shares in the Company, dated 23rd June, 1997, as amended and restated on 30th September, 2002 (the "SHARE PLEDGE AGREEMENT") between the Pledgor and the Pledgee.

1. Words and expressions defined in the Share Pledge Agreement (and the Amended and Restated EBRD Credit Agreement referred to therein) shall have the same meaning when used in this Power of Attorney.

2. The Pledgor hereby grants to the Pledgee this Power of Attorney with full power of substitution to exercise in the Pledgor's name all and any right which the Pledgor, as a participant of the Company, has or might have pursuant to the Company's constitutional documents and Russian law.

3. In particular but without limitation the Pledgee shall have the following rights:

         (a) the right to demand an extraordinary General Meeting of Participants to be convened by the General Director;

         (b) the right to be informed about each annual and extraordinary General Meeting of Participants called by the General Director and to be present at any General Meeting of Participants;

         (c) the right to vote by all Shares pledged for the benefit of the Pledgee in such manner as the Pledgee in its absolute discretion sees fit;

         (d) the right to give any consent or authorisation that is required from a Participant under Russian legislation; and

         (e) the right to do all acts and things and execute all documents which the Pledgor could itself do in relation to any of the Pledged Assets or in connection with any of the matters provided for in the Share Pledge Agreement.

4. The Pledgor hereby declares that all and every one of the acts and things which shall be lawfully done by the Pledgee for the aforesaid purposes should be as good, valid and effectual to all intents and purposes whatsoever as if the same had been done by the Pledgor itself.

5. The Pledgee may delegate to any other person any of the rights granted to it under this Power of Attorney.

6.       This Power of Attorney is valid for a period of three years from the
         date of signing and shall expire on [   ].


PLEDGOR


HARVEST NATURAL RESOURCES, INC.

By:

Name:

Title:


[THIS DOCUMENT MUST BE NOTARIZED AND APOSTILLED/LEGALIZED IN THE COUNTRY OF PREPARATION]

                                   SCHEDULE 2


                       PROCEDURE FOR THE LEVY OF EXECUTION


1. Subject the Clause 7.1(e) of this Agreement, if an Event of Default occurs under the Amended and Restated EBRD Credit Agreement the Pledgee shall, in accordance with the procedure established by Russian law, be entitled to have its claims satisfied out of the Pledged Assets under Clause 7.1 (Levy of Execution) of this Agreement. The Pledgee may immediately exercise as the Pledgee sees fit in its absolute discretion any and all rights, remedies and powers of enforcement as conferred by law.

2. The claims of the Pledgee may be satisfied through selling the Pledged Assets at public auctions organised by the Pledgee or its agent in accordance with Russian legislation. In the event that the Pledged Assets are not sold at the first such auction (for failure to reach the reserve price or otherwise), a second such auction shall be held.

3. The Pledgee shall be entitled (in such manner as the Pledgee sees fit in its absolute discretion) to:

         (a)      determine the date, time and place of the auctioning;

         (b) establish the procedure for the holding of each public auction;

         (c) make all arrangements for the holding of each public auction, including, without limitation, such arrangements as the Pledgee consider appropriate for advertising;

         (d) approve the results of the public auction(s) and notify the Pledgor and any other interested persons of the same;

         (e) engage an agent to assist the Pledgee in exercising the powers contained in (a) to (d) above and delegate its powers to the agent;

         (f) engage professional advisers, including valuers, surveyors, engineers, lawyers and accountants in connection with the auction(s) and the exercise of the Pledgee's rights; and

         (g) to incur and pay costs and expenses of holding the auction(s) and of its agents and advisers engaged pursuant to (e) and (f) above, together with notarisation, registration and other costs and expenses in relation to transfer of title and right of ownership to the Pledged Assets to the purchaser or to itself.

4. The reserve sale price of the Pledged Assets shall be determined by court's decision.

5. The Pledgee may sell the Pledged Assets for less than the value of the Secured Liabilities specified in subclause 2(c) of this Agreement. The Pledgee shall not be obliged to delay the auction in order to receive a better price.

6. In addition to repayment of all the Secured Liabilities, the Pledgee shall be entitled to deduct from the proceeds of sale of the Pledged Assets all costs and expenses of the Pledgee and/or its agent (which are additional to the Secured Liabilities including, without limitation, all costs and expenses pursuant to Clause 3 above) incurred in connection with this Agreement and the auction(s).

7. All proceeds from the sale of the Pledged Assets (after deduction of costs and expenses pursuant to Clause 6 (above) shall be applied towards the repayment of the Secured Liabilities.

8. The Pledgee shall be entitled on their own behalf as agent for and on behalf of the Pledgor to transfer good title and right of ownership to the Pledged Assets to a purchaser free and clear of all rights and interests of the Pledgee and the Pledgor, and to give good discharge to the purchaser for payment of the purchase price, and the signature of an officer of the Pledgee shall suffice for such purposes.

9. If the proceeds from the sale of the Pledged Assets are insufficient to repay the Secured Liabilities, the Pledgee shall have the right to receive the outstanding amount out of any other property of the Company.

10. The Pledgee shall be entitled to proceed with the second public auction if the reserve price set for the first public auction is not reached or payment of the price for the Pledged Assets is not received in full by the Pledgee within 5 days from the date of the first public auction or the Pledgee otherwise (in their absolute discretion) consider the first public auction to have been unsatisfactory.

11. If the reserve price set for the second public auction is not reached or payment of the price of the Pledged Assets is not received in full by the Pledgee within 5 days from the date of the second public auction or the Pledgee otherwise (in their absolute discretion) consider the second public auction to have been unsatisfactory, the Pledgee shall be entitled, by notice to the Pledgor in writing to declare the public auction to have been unsuccessful and to assume ownership of the Pledged Assets and upon service of the notice shall have good title and right of ownership to the Pledged Assets free and clear of all rights and interests of the Pledgor without any other additional agreements.

12. The Pledgor shall provide, and shall procure that the Company shall provide, all assistance and co-operation as the Pledgee may require in order to obtain any necessary consent, approval or other clearance from any government body including the Ministry of the Russian Federation on Antimonopoly Policy and Support of Entrepreneurship, for the transfer of good title and right of ownership to the Pledged Assets to a purchaser upon the result of the first or second public auctions.

13. All costs and expenses incurred by the Pledgee and/or their agent (including, without limitation, all costs and expenses pursuant to Clause 3 above) in connection with this Agreement, the auction(s) which are not recovered from the sale proceeds of the Pledged Assets shall be reimbursed by the Pledgor together with all other claims by the Pledgee secured by this Agreement.

                                  SIGNATORIES


PLEDGOR

HARVEST NATURAL RESOURCES, INC.

By:
    ---------------------------------
Name:

Title:


PLEDGEE

EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

By:
    ---------------------------------
Name:

Title:

                                   SIGNATORIES


PLEDGOR

HARVEST NATURAL RESOURCES, INC.


By:
    ---------------------------------
Name:

Title:


EBRD

EUROPEAN BANK FOR RECONSTRUCTION AND DEVELOPMENT

By:
    ---------------------------------
Name:

Title:



IMB

INTERNATIONAL MOSCOW BANK


By:
    ---------------------------------
Name:

Title:

                               AMENDMENT AGREEMENT



                           DATED 30TH SEPTEMBER, 2002



                                      AMONG



                         HARVEST NATURAL RESOURCES, INC.



                                       AND



                                EUROPEAN BANK FOR
                         RECONSTRUCTION AND DEVELOPMENT



                                       AND



                            INTERNATIONAL MOSCOW BANK



                             AMENDING AND RESTATING
                       THE AGREEMENT FOR PLEDGE OF SHARES
                    IN LIMITED LIABILITY COMPANY "GEOILBENT "
                              DATED 23RD JUNE, 1997





                                  ALLEN & OVERY
                                 LEGAL SERVICES
                                     MOSCOW

                                    CONTENTS


CLAUSE                                                                                                    PAGE
1.       Interpretation.......................................................................................2
2.       Amendment, Confirmation and Designation..............................................................3
3.       Representations and Warranties ......................................................................3
4.       Governing Law........................................................................................4

SCHEDULE

1.       Restated Pledge of Shares............................................................................5

SIGNATORIES..................................................................................................24